UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 20, 2018 (March 14, 2018)

Rice Midstream Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36789	47-1557755
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 Liberty Avenue, Suite 1700 Pittsburgh, Pennsylvania	15222
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 553-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 15, 2018, EQT Corporation announced that, effective March 14, 2018, Steven T. Schlotterbeck resigned his positions with Rice Midstream Management LLC, the general partner (the RMP General Partner) of Rice Midstream Partners LP (RMP).  Those positions were President and Chief Executive Officer of the RMP General Partner and member of the Board of Directors (the Board) of the RMP General Partner.

The Board, effective March 14, 2018, appointed Jeremiah J. Ashcroft III, age 45, previously the Senior Vice President and Chief Operating Officer of the RMP General Partner, as President and Chief Executive Officer of the RMP General Partner.  The Boards of Directors of each of EQT GP Services, LLC, the general partner (the EQGP General Partner) of EQT GP Holdings, LP, and EQT Midstream Services, LLC, the general partner (the EQM General Partner) of EQT Midstream Partners, LP, also appointed Mr. Ashcroft as President and Chief Executive Officer effective March 14, 2018.

Mr. Ashcroft has served as Senior Vice President, EQT Corporation and President, Midstream since August 2017.  Mr. Ashcroft previously served as Senior Vice President and Chief Operating Officer of the EQM General Partner since August 2017.  Prior to joining EQT, Mr. Ashcroft was most recently the Chief Executive Officer of Gulf Oil LP (a distributor of fuel products and lubricants) from September 2015 to June 2017; the Chief Operating Officer of JP Energy Partners, LP (an operator of a diversified portfolio of midstream assets including crude oil pipelines and storage, refined product terminals and storage, and natural gas liquids distribution and sales capabilities) from May 2014 to August 2015; and President of Buckeye Partners, LP’s (a provider of midstream logistics solutions, primarily consisting of the transport, storage, processing and marketing of liquid petroleum products) Natural Gas Storage, Development & Logistics and Energy Services business units from January 2012 to May 2014. Mr. Ashcroft has also served on the Boards of Directors of the EQM General Partner since August 2017, the RMP General Partner since November 2017 and the EQGP General Partner since March 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICE MIDSTREAM PARTNERS LP

	By:	Rice Midstream Management LLC,
its general partner

Date: March 20, 2018	By:	/s/ Robert J. McNally
Robert J. McNally
Senior Vice President and Chief Financial Officer